                CONSENT OF INDEPENDENT AUDITORS

          We consent to the reference to our firm under the captions  "Financial
     Highlights",  "Board of Trustees and Oversight Committees" and "Independent
     Auditors"  and to the use of our report dated June 6, 2003 included in this
     Registration  Statement  (Form  N-1A  Nos.  333-100700  and  811-21208)  of
     Oppenheimer Multi Cap Value Fund.

                              /s/ Ernst & Young LLP

                              ERNST & YOUNG LLP

New York, New York
August 26, 2003